UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2018

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01 Entry into a Material Definitive Agreement

On June 25, 2018, New Jersey Resources Corporation (“NJR” or the “Borrower”), as borrower, and certain of NJR’s unregulated subsidiaries, as guarantors (the “Guarantors”), entered into the First Amendment to Amended and Restated Credit Agreement (the “First Amendment”), which amends the $425,000,000 Amended and Restated Credit Agreement, dated as of September 28, 2015 (the “Amended and Restated Credit Agreement”) with the several lenders party thereto, PNC Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Syndication Agents, and Bank of America, N.A., TD Bank, N.A. and U.S. Bank National Association, as Documentation Agents. PNC Capital Markets LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, were the Joint Lead Arrangers of the Amended and Restated Credit Agreement. For a description of the Amended and Restated Credit Agreement, see NJR’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 2, 2015.

Pursuant to and subject to the terms of the First Amendment, the Amended and Restated Credit Agreement was amended to permit liens and the disposition of assets relating to sale/leaseback or other similar tax equity financing arrangements of meter assets or of solar or wind facilities so long as at the time of the such sale/leaseback or similar arrangement, the Borrower is in compliance with a maximum leverage ratio (consolidated total indebtedness to consolidated total capitalization as defined in the Amended and Restated Credit Agreement), of not more than 0.65 to 1.00 at any time both before and after such incurrence and that no event of default (as defined in the Amended and Restated Credit Agreement) may be caused by such sale/leaseback or similar arrangement.

The above description of the First Amendment is qualified in its entirety by reference to the entire First Amendment attached hereto as Exhibit 10.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit
10.1	First Amendment to Amended and Restated Credit Agreement, dated as of June 25, 2018, by and among New Jersey Resources Corporation and the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, in its capacity as administrative agent for the Lenders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: June 26, 2018	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	First Amendment to Amended and Restated Credit Agreement, dated as of June 25, 2018, by and among New Jersey Resources Corporation and the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, in its capacity as administrative agent for the Lenders